SUPPLEMENT DATED DECEMBER 5, 2024

To the Prospectuses Dated:

May 1, 2018	MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (IRA SERIES)
May 1, 2014	MERRILL LYNCH IRA ANNUITYSM

Issued By

TRANSAMERICA LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity Separate Account D

And

May 1, 2014	MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (IRA SERIES)
May 1 2005	MERRILL LYNCH IRA ANNUITYSM

Issued By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML of New York Variable Annuity Separate Account D

Effective on or about December 31, 2024, a name change will apply to the following Portfolio Company:

Current Portfolio Name	New Portfolio Name

Delaware Ivy Mid Cap Growth Fund*	Macquarie Mid Cap Growth Fund*

* Delaware Mid Cap Growth Equity Fund/ Macquarie Mid Cap Growth Fund is closed to new investors. If you decide to transfer out of this Portfolio, you will not be able to re-invest in it at a later date.

This Supplement updates certain information in the above referenced Prospectus. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.